Exhibit 10.3

AMREP CORPORATION
2016 EQUITY COMPENSATION PLAN

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement is entered into as of _________ between AMREP Corporation (the “Company”) and _________ (“Grantee”).

RECITALS

A.           The Plan provides for the grant of restricted stock.  The Board has decided to make a restricted stock grant as an inducement for the Grantee to promote the best interests of the Company and its stockholders.

B.           The Board is authorized to appoint a committee to administer the Plan.  If a committee is appointed, all references in this Agreement to the “Board” shall be deemed to refer to the committee.

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1.	Definitions. As used herein:

(a)          “Award” means the award of Restricted Stock hereby granted.

(b)          “Board” means the Board of Directors of the Company.

(c)          “Code” means the Internal Revenue Code of 1986, as amended.

(d)          “Date of Grant” means _________, the date on which the Company awarded the Restricted Stock.

(e)          “Plan” means the AMREP Corporation 2016 Equity Compensation Plan.

(f)          “Restriction Period” means, with respect to each Share of Restricted Stock, the period beginning on the Date of Grant and ending on the Vesting Date.

(g)          “Restricted Stock” means the _________ Shares which are the subject of the Award hereby granted.

(h)          “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

(i)          “Share” or “Shares” means a share or shares of the Company’s common stock, par value $0.10 per share.

(j)          “Vesting Date” means _________.

The Award is subject to the terms and conditions of the Plan now in effect and as they may be amended from time to time in accordance with the Plan.  The terms and conditions of the Plan are and automatically shall be incorporated herein by reference and made a part hereof.  Capitalized terms not defined in the Award shall have the meaning set forth in the Plan.  Notwithstanding the foregoing, this Award shall control in the event of any conflict with any conflicting terms of the Plan.  In addition, no amendment of the Plan shall adversely affect any Shares of Restricted Stock in which the Grantee has a vested interest, unless the Grantee consents to such amendment.

2.          Grant of Restricted Stock.  Subject to the terms and conditions set forth herein, the Company hereby grants to Grantee the Restricted Stock and Grantee hereby acknowledges the restrictions on the Restricted Stock.

3.          Restrictions on Restricted Stock.  Subject to the terms and conditions set forth herein, during the Restriction Period, Grantee shall not be permitted to sell, transfer, pledge or assign the Restricted Stock.  The Company shall maintain possession of the certificates respecting the Restricted Stock during the Restriction Period.

4.          Lapse of Restrictions.  Subject to the terms and conditions set forth herein, the restrictions set forth in Paragraph 3 on the applicable number of Shares of Restricted Stock shall lapse on each Vesting Date if throughout the Restriction Period Grantee has continuously been an employee of the Company or any Subsidiary. Notwithstanding the foregoing, in the event the Grantee has a Termination of Service on account of death or Disability, or the Grantee has a Termination of Service by the Company and Subsidiaries for any reason other than Cause, or in the event of a Change in Control (regardless of whether a termination follows thereafter), during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the Grantee.  Upon the lapse of the restrictions, the Grantee will be free to voluntarily or involuntarily sell, transfer, pledge, anticipate, alienate, encumber or assign the Shares.

5.          Forfeiture of Restricted Stock.  If Grantee has a Termination of Service by the Company and Subsidiaries for Cause, or by the Grantee for any reason, during the Restriction Period, Grantee shall forfeit the Restricted Stock as of such termination of employment.  Upon a forfeiture of the Restricted Stock as provided in this Paragraph 5, the Restricted Stock shall be deemed canceled.

6.          Rights of Grantee.  During the Restriction Period, Grantee shall have the right to vote the Restricted Stock and shall have the right to receive dividends, if any, paid on such Restricted Stock); provided, however, that cash dividends on such Shares shall be held by the Company (unsegregated as a part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee (without interest) as soon as practicable after such period lapses (if not forfeited).

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7.          Notices.  Any notice to the Company under this Award shall be made in care of the Board at the Company’s main office in _________.  All notices under this Award shall be deemed to have been given when hand-delivered or mailed, first class postage prepaid, and shall be irrevocable once given.

8.          Securities Laws.  The Company may from time to time impose any conditions on the Restricted Stock as it deems necessary or advisable to ensure that the Award satisfies the conditions of Rule 16b-3, and that Shares are issued and resold in compliance with the Securities Act.

9.          Book Entry.  Except as otherwise provided in Paragraph 8, upon the Vesting Date, the Company shall notify Grantee that the restrictions on the Restricted Stock have lapsed.  Within ten (10) business days following the Vesting Date, the Company shall, without payment from Grantee for the Restricted Stock, make a “book entry” (by computerized or manual entry) in the records of the Company (or, if applicable, the Company’s transfer agent) to evidence an award of Shares of Restricted Stock for the Restricted Stock without any legend or restrictions, except for such restrictions as may be imposed by the Company, in its sole judgment, under Paragraph 9 of this Agreement or the Plan, provided that no book entry will be made until appropriate arrangements have been made with the Company for the withholding of any taxes which may be due with respect to such Shares.  The Company may condition the making of the book entry for Shares upon the prior receipt from Grantee of any undertakings which it may determine are required to assure compliance with federal and state securities laws.  The right to payment of any fractional Shares shall be satisfied in cash, measured by the product of the fractional amount times the Fair Market Value of a Share on the Vesting Date, as determined by the Company.

10.         Tax Matters.  The Restricted Stock is intended to constitute property that is subject to a substantial risk of forfeiture during the Restriction Period, and subject to federal income tax in accordance with Section 83 of the Code.  Section 83 of the Code generally provides that Grantee will recognize compensation income with respect to the Restricted Stock on its Vesting Date in an amount equal to the then Fair Market Value of the Shares for which restrictions have lapsed.  Alternatively, Grantee may elect, pursuant to Section 83(b) of the Code, to recognize compensation income for all or any part of the Restricted Stock at the Date of Grant in an amount equal to the Fair Market Value of the Restricted Stock subject to the election on the Date of Grant.  Such election must be made within thirty (30) days of the Date of Grant and Grantee shall immediately notify the Company if such an election is made.  Grantee should consult his or her tax advisors to determine whether a Section 83(b) election is appropriate.  If Grantee (after consulting with his or her tax advisors) decides to file an 83(b) election, then instructions and an election form are attached hereto as Appendix A.

11.         Award Not to Affect Employment.  The Award granted hereunder shall not confer upon Grantee any right to continue in the employment of the Company or any Subsidiary or affiliate of the Company.

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12.         Securities Laws Representations.

(a)          Restricted Nature of Securities. The Grantee acknowledges that the Shares of Restricted Stock have not been and will not be registered under the Securities Act or any other state securities laws, and therefore may not be resold without compliance with the Securities Act.  The Shares of Restricted Stock are being acquired solely for Grantee’s own respective account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of it in connection with a distribution.

The Grantee covenants, warrants and represents that none of the Shares of Restricted Stock issued to Grantee will be offered, sold, assigned, pledged, hypothecated, transferred or otherwise disposed of except after full compliance with all of the applicable provisions of the Securities Act, the rules and regulations of the Securities and Exchange Commission and applicable state securities laws.  All the Restricted Stock shall bear the following legend in addition to any other legends required under this Award:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY STATE SECURITIES OR BLUE SKY LAWS.  SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE 1933 ACT AND ANY STATE SECURITIES OR BLUE SKY LAWS, UNLESS, IN THE OPINION (WHICH SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION) OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED.

(b)          The Grantee has had an adequate opportunity to ask questions and receive answers from the officers of the Company concerning any and all matters relating to the transactions described herein including, without limitation, the background and experience of the current and proposed officers and directors of the Company, the plans for the operations of the business of the Company, and the business, operations and financial condition of the Company. The Grantee acknowledges that he or she has adequate information concerning the restrictions placed upon the Shares of Restricted Stock hereunder.  In addition, the Grantee acknowledges that the Company is under no obligation to grant the Shares of Restricted Stock to Grantee.

13.         Miscellaneous.

(a)          Binding Effect. Subject to the limitations set forth herein, this Award shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, legal representatives, successors and assigns.

(b)          Entire Agreement; Amendments.  This Award and the Plan constitute the entire agreement between the parties with respect to the Award and cannot be changed or terminated orally.  No modification or waiver of any of the provisions hereof shall be effective unless in writing and signed by the party against whom it is sought to be enforced.

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(c)          Counterparts.  This Award may be executed in one or more counterparts, both of which taken together shall constitute one and the same agreement.

(d)          Governing Law.  This Award shall be governed and construed and the legal relationships of the parties determined in accordance with the internal laws of the State of New Jersey.

(e)          Severability.  In the event that any provision in this Award shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Award.

(f)          Section Headings.  The captions and section headings of this Award are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

(g)          Further Assurances.  Each of the parties hereto shall use its reasonable and diligent best efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent for such party’s benefit or to cause the same to be fulfilled and to execute such further documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated herein.

(h)          Legal Counsel.  The Grantee and the Company recognize that this is a legally binding contract and acknowledge and agree that they have had the opportunity to consult with legal counsel of their choice.

AMREP CORPORATION

By:

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ACKNOWLEDGMENT

The Grantee acknowledges receipt of the Restricted Stock Award Agreement, a copy of which is attached hereto; represents that he or she has read and is familiar with the terms and provisions thereof; hereby accepts this Grant subject to all of the terms and provisions thereof; and represents that Grantee’s representations in Paragraph 12 hereof are true.  The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising hereunder.

Date:
Signature of Grantee

Name of Grantee

Address

City, State, Zip Code

THE SHARES REPRESENTED BY THIS GRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF.  NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

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APPENDIX A

SECTION 83(b) ELECTIONS

INSTRUCTIONS REGARDING SECTION 83(b) ELECTIONS:

1.	An 83(b) Election is irrevocable.

2.	If you choose to make an 83(b) Election, an 83(b) Election Form must be filed with the Internal Revenue Service within 30 days after the date the Restricted Stock is transferred to you. No exceptions to this rule are made.

3.	You must provide a copy of the 83(b) Election Form to the corporate secretary or other designated officer of the Company. This copy should be provided to the Company at the same time that you file your 83(b) Election Form with the Internal Revenue Service.

4.	In addition to making the filing under Item 2 above, you must attach a copy of your 83(b) Election Form to your tax return for the taxable year in which you received the restricted stock.

5.	If you make an 83(b) Election and later forfeit the Restricted Stock, you will not be entitled to a deduction with respect to the gross income you recognized under the 83(b) Election.

You are urged to consult your personal tax advisor before making an 83(b) Election to discuss the consequences thereof and consider whether such an election is advisable under the circumstances (and to complete the election form).

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SECTION 83(b) ELECTION FORM

Election Pursuant to Section 83(b) of the Internal Revenue Code

to Include Property in Gross Income in Year of Transfer

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.          The name, address, and taxpayer identification number of the undersigned are:

______________________________

______________________________

______________________________

___-__-____

2.          Description of the property with respect to which the election is being made: ______ (__) shares of common stock, no par value, of ___________.

3.          Date on which the property was transferred is: __________.

4.          The taxable year of the taxpayer in which this property was transferred is: ____.

5.          Nature of restrictions to which the property is subject: stock is subject to potential forfeiture for failure to remain employed prior to the Vesting Date.

6.          The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $_______ per share; with a cumulative fair market value of $_________.

7.          The taxpayer did not pay any amount for these shares.

8.          A copy of this statement was furnished to AMREP Corporation for whom taxpayer rendered the services underlying the transfer of such property.

Date:
Name:

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